Exhibit D

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Units of beneficial interest of Alliance Holdings GP, L.P., a Delaware limited partnership, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of December, 2014.

/s/ Joseph W. Craft III by Megan Cordle pursuant to Power of Attorney dated 4/10/13
Joseph W. Craft III

/s/ Joseph W. Craft III by Megan Cordle pursuant to Power of Attorney dated 4/10/13
Joseph W. Craft III, as Trustee under the JWC III Rev Trust

JOSEPH W. CRAFT III FOUNDATION

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 2/14/07
Name:	Megan Cordle
Title:	Attorney-in-Fact

ALLIANCE RESOURCE HOLDINGS, INC.

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 3/5/07
Name:	Megan Cordle
Title:	Attorney-in-Fact

ALLIANCE RESOURCE HOLDINGS II, INC.

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 3/5/07
Name:	Megan Cordle
Title:	Attorney-in-Fact

ALLIANCE RESOURCE GP, LLC

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 5/8/06
Name:	Megan Cordle
Title:	Attorney-in-Fact

ALLIANCE MANAGEMENT HOLDINGS III, LLC

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 4/10/13
Name:	Megan Cordle
Title:	Attorney-in-Fact

/s/ Elaine R. Guilfoyle by Megan Cordle pursuant to Powers of Attorney dated 8/8/08 and 12/11/08
Elaine R. Guilfoyle, individually, and as Co-Trustee under:
(i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006;
(ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006;
(iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006;
(iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006;
(v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006;
(vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006;
(vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006; and
(viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006

/s/ Dale G. Wilkerson by Megan Cordle pursuant to Powers of Attorney dated 2/1/07 and 5/15/13
Dale G. Wilkerson, individually, and as Co-Trustee under:
(i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006;
(ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006;
(iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006;
(iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006;
(v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006;
(vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006;
(vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006;
(viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006; and
(ix) the Pearson Family Trust.

/s/ A. Wellford Tabor by Mindy Kerber pursuant to Power of Attorney dated 2/1/07
A. Wellford Tabor, as Co-Trustee under:
(i) the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006;
(ii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February 27, 2006;
(iii) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated February 27, 2006;
(iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated February 27, 2006;
(v) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006;
(vi) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes U/A Dated February 27, 2006;
(vii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006; and
(viii) the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February 27, 2006

/s/ Kathleen S. Craft by Mindy Kerber pursuant to Power of Attorney dated 11/11/11
Kathleen S. Craft, individually, and as Trustee under the Kathleen S. Craft Revocable Trust

/s/ Charles R. Wesley by Megan Cordle pursuant to Powers of Attorney dated 4/11/13 and 5/7/13
Charles R. Wesley, as the sole director of CNW GP, Inc.

/s/ Nancy Wesley by Megan Cordle pursuant to Power of Attorney dated 2/5/07
Nancy Wesley, individually, and as Trustee under
The Charles R. Wesley Family Trust Irrevocable
Trust Agreement, dated March 28, 2006

/s/ Thomas M. Wynne by Megan Cordle pursuant to Powers of Attorney dated 2/2/07 and 4/11/13
Thomas M. Wynne, individually, and as Trustee under the Thomas M. Wynne Revocable Trust

/s/ Thomas M. Wynne by Mindy Kerber pursuant to Powers of Attorney dated 5/6/13 and 8/27/14

Thomas M. Wynne, as Trustee under the Kendall S. Barret Irrevocable Living Trust U/A Dated 8/30/12, Trustee under the Nancy W. Wesley 2014 Retained Annuity Trust U/A/D February 11, 2014, Trustee under the Charles R. Wesley 2014 Retained Annuity Trust U/A/D February 11, 2014 and as the sole director of TMMW GP, Inc.

/s/ Thomas P. Wynne by Megan Cordle pursuant to Powers of Attorney dated 4/17/11
Thomas P. Wynne, individually, and as Trustee under the Thomas M. Wynne Family Trust Irrevocable Trust Agreement,
Dated March 28, 2006

/s/ Cindy Wynne by Megan Cordle pursuant to Powers of Attorney dated 2/2/07
Cindy Wynne

/s/ Thomas L. Pearson by Megan Cordle pursuant to Power of Attorney dated 2/22/07
Thomas L. Pearson

/s/ Gary J. Rathburn by Mindy Kerber pursuant to Power of Attorney dated 5/8/13
Gary J. Rathburn, as a Co-Trustee under the Gary Rathburn Revocable Trust

/s/ Anita Rathburn by Mindy Kerber pursuant to Power of Attorney dated 5/8/13
Anita Rathburn, as a Co-Trustee under the Gary Rathburn Revocable Trust

Marshall Children, LLC

By:	/s/ Mindy Kerber pursuant to Power of Attorney dated 5/8/13
Name:	Mindy Kerber
Title:	Attorney-in-Fact

/s/ Cary P. Marshall by Megan Cordle pursuant to Power of Attorney dated 4/12/13
Cary P. Marshall

/s/ Cary P. Marshall by Mindy Kerber pursuant to Power of Attorney dated 5/8/13
Cary P. Marshall, as a Co-Trustee under the Cary P. Marshall Revocable Trust and as a member of Marshall Children LLC

/s/ Cindy Marshall by Mindy Kerber pursuant to Power of Attorney dated 5/8/13
Cindy Marshall, as a Co-Trustee under the Cary P. Marshall Revocable Trust and a member of Marshall Children LLC

/s/ David A. Gilbert by Mindy Kerber pursuant to Powers of Attorney dated 5/3/13 and 5/15/13
David A. Gilbert, as Trustee under the David Allen Gilbert Living Trust and a Co-Trustee under the Pearson Family Trust

/s/ George C. Tichnell by Megan Cordle pursuant to Power of Attorney dated 2/3/07
George C. Tichnell

/s/ Bret A. Hardwick by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Bret A. Hardwick

/s/ Michael R. Rieck by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Michael R. Rieck

/s/ Nancy Murphy by Mindy Kerber pursuant to Power of Attorney dated 11/29/11
Nancy Murphy

/s/ Alan K. Boswell by Megan Cordle pursuant to Powers of Attorney dated 2/9/07
Alan K. Boswell, individually, and as Trustee under the Alan Kent Boswell Trust

/s/ Linda K. Boswell by Megan Cordle pursuant to Powers of Attorney dated 2/9/07
Linda K. Boswell, individually, and as Trustee under the Linda Knight Boswell Trust

/s/ Alan B. Smith by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Alan B. Smith

/s/ Kendall Barret by Mindy Kerber pursuant to Power of Attorney dated 5/6/13
Kendall Barret, as Trustee under the Kendall S. Barret Revocable Living Trust U/A Dated 10/30/08

/s/ John W. Tanner by Megan Cordle pursuant to Power of Attorney dated 2/20/07
John W. Tanner

/s/ S. Paul Mackey by Megan Cordle pursuant to Power of Attorney dated 2/7/07
S. Paul Mackey

/s/ Timothy R. Pearson by Mindy Kerber pursuant to Power of Attorney dated 5/6/13
Timothy R. Pearson, as a Co-Trustee under the Pearson Family Trust

/s/ Arlo DeKraai by Mindy Kerber pursuant to Powers of Attorney dated 5/8/13
Arlo DeKraai, as Trustee under the Gary J. Rathburn GRAT and Trustee under the Anita L. Rathburn GRAT

/s/ Gwendolyn S. Whitfill by Mindy Kerber pursuant to Powers of Attorney dated 5/8/13 and 8/27/14

Gwendolyn S. Whitfill, as Trustee under the Emma R Whitfill Irrev Trust-2012 u/a dtd 12/01/2012, Trustee under the Mason J Whitfill Irrev Trust-2012 u/a dtd 12/01/2012 and Trustee under the Gwendolyn S. Whitfill Trust

/s/ Christi A. Williams by Mindy Kerber pursuant to Powers of Attorney dated 5/9/13 and 8/27/14
Christi A. Williams, as Trustee under the Tristan L Boyd Irrev Trust-2012 u/a dtd 12/01/2012 and Trustee under the Christi A. Williams Trust

/s/ Carol Smith by Mindy Kerber pursuant to Power of Attorney dated 5/5/13
Carol Smith

CNW GP, Inc.

By:	/s/ Mindy Kerber pursuant to Power of Attorney dated 5/7/13
Name:	Mindy Kerber
Title:	Attorney-in-Fact

Wesley Family LP
By: CNW GP, Inc., its general partner

By:	/s/ Mindy Kerber pursuant to Power of Attorney dated 5/7/13
Name:	Mindy Kerber
Title:	Attorney-in-Fact

TMMW GP, Inc.

By:	/s/ Mindy Kerber pursuant to Power of Attorney dated 5/6/13
Name:	Mindy Kerber
Title:	Attorney-in-Fact

Wynne Family LP
By: TMMW GP, Inc., its general partner

By:	/s/ Mindy Kerber pursuant to Power of Attorney dated 5/6/13
Name:	Mindy Kerber
Title:	Attorney-in-Fact